EXHIBIT 99.1

                     Form of Section 906 Certification

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Quarterly Report of SaiphT Coporation (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 (the "Report"), I, Suki Mudan, President of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Suki Mudan
Suki Mudan, President

Date:  May 15, 2003